Exhibit 10.2

AMENDMENT No. 1

This Amendment No.1 is made and entered into this 30th day of June, 2014 (“Effective Date”) by and between Net Element, Inc. (the “Company”), Oleg Firer, Steven Wolberg, Georgia Notes 18, LLC and Vladimir Sadovskiy.

Reference is made to the Letter Agreement dated August 28, 2013 entered into between the Company, Oleg Firer, Steven Wolberg, Georgia Notes 18, LLC and Vladimir Sadovskiy (the “Exchange Agreement”).

This Amendment No.1 amends the Exchange Agreement. Capitalized terms not defined in this Amendment No. 1 shall have the same meaning ascribed to them in the Exchange Agreement.

Whereas:

Prior to the date of this Amendment No. 1, the parties intended that the number of shares of common stock of the Company (the “Shares”) to be issued would be calculated to reflect Shares that constituted a 10% ownership interest in the Company on a pre-share issuance basis;

The parties have agreed to revise the basis of the Share issuance calculation and wish to record their agreement in writing;

Now therefore, the Parties agree as follows:

1. As and with effect from the Effective Date, the parties agree that the number of Shares to be issued pursuant to the Exchange Agreement shall be calculated to reflect Shares that constitute a 10% ownership interest in the Company on the post-share issuance basis.

2. Except as amended hereby, all other terms and provisions of the Exchange Agreement remain in full and effect.

3. This Amendment No. 1 may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this letter agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Amendment No. 1.

[Signatures are on next page.]

Agreed to by the parties this June 30, 2014.

NET ELEMENT, INC.

By:
Name:	Jonathan New
Title:	Chief Financial Officer

________________________________________

Oleg Firer

________________________________________

Steven Wolberg

________________________________________

Vladimir SadovskIy

Georgia Notes 18, LLC

By:
Name:	Anzheliqua Zalkin
Title:	Managing Member